CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the Cardinal Small Cap Value Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
-------------------------------
Philadelphia, Pennsylvania
February 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the RSQ International Equity Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
------------------------------
Philadelphia, Pennsylvania
February 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the Westfield Capital Dividend Growth Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
-------------------------------
Philadelphia, Pennsylvania
February 28, 2017

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 22, 2016 relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of the Westfield Capital Large Cap Growth Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us relating to the incorporation by reference of our report dated December 22, 2016 contained in the 2016 Annual Report to Shareholders as well as under the headings "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
-------------------------------
Philadelphia, Pennsylvania
February 28, 2017